UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 26, 2005
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                           ADVANCED BIOPHOTONICS INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-27943                 11-3386214
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)


          125 Wilbur Place, Suite 120, Bohemia, New York            11716
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             (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (631) 244-8244
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On July 26, 2005, Advanced BioPhotonics Inc. (the "Company") signed a Consulting Agreement with Los Angeles-based Trilogy Capital Partners, Inc. to structure and design a strategic business marketing plan. This plan will enable the Company to enhance its public relations and investor relations programs.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ADVANCED BIOPHOTONICS INC.
                                           --------------------------
                                           (Registrant)


Date July 28, 2005                         /s/ Denis A. O'Connor
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                                           Denis A. O'Connor
                                           President and Chief Executive Officer